SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 28, 2003

America Service Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23340	51-0332317

(State or other Jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification Number)

105 Westpark Drive, Suite 200, Brentwood, Tennessee	37027

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 373-3100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events

On August 28, 2003, America Service Group Inc. issued a press release announcing that its wholly owned subsidiary, Prison Health Services, Inc. has executed a contract with the Commonwealth of Pennsylvania Department of Corrections to provide statewide medical services, commencing September 1, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Contract between Prison Health Services, Inc. and the Commonwealth of Pennsylvania Department of Corrections.

99.1	Press Release dated August 28, 2003 issued by America Service Group Inc. announcing that its wholly owned subsidiary, Prison Health Services, Inc. has executed a contract with the Commonwealth of Pennsylvania Department of Corrections to provide statewide medical services, commencing September 1, 2003..

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA SERVICE GROUP INC.

Date: August 29, 2003	By:	/s/ MICHAEL CATALANO Michael Catalano Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

10.1	Contract between Prison Health Services, Inc. and the Commonwealth of Pennsylvania Department of Corrections.

99.1	Press Release dated August 28, 2003 issued by America Service Group Inc. announcing that its wholly owned subsidiary, Prison Health Services, Inc. has executed a contract with the Commonwealth of Pennsylvania Department of Corrections to provide statewide medical services, commencing September 1, 2003.